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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): February 15, 2002


                              VERADO HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        0-24953                                          33-0521976
(Commission File Number)                    (I.R.S. Employer Identification No.)


       6080 GREENWOOD PLAZA BLVD.
       GREENWOOD VILLAGE, COLORADO                               80111
(Address of Principal Executive Offices)                       (Zip Code)


                                 (303) 874-8010
              (Registrant's Telephone Number, Including Area Code)


                         FIRSTWORLD COMMUNICATIONS INC.
                            8390 E. CRESCENT PARKWAY
                                    SUITE 300
                        GREENWOOD VILLAGE, COLORADO 80111
                         (Former Name or Former Address)

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

           On February 15, 2001, Verado Holdings, Inc. (the "Company") and its controlled subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (Case Nos. 02-10510 (PJW) through 02-10519 (PJW)). The Company and its subsidiaries remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

           On March 1, 2002, the Debtors filed with the Bankruptcy Court, the Debtors' Joint Plan of Liquidation, a copy of which filed is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


            Exhibit No.                          Exhibit
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              99.1               Debtors' Joint Plan of Liquidation











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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 1, 2002

                             VERADO HOLDINGS, INC.

                             By: /s/ Steven D. Butler
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                                 Steven D. Butler
                                 President, Chief Operating Officer and Chief
                                 Financial Officer














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                                  EXHIBIT INDEX


            Exhibit No.                         Exhibit
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              99.1               Debtors' Joint Plan of Liquidation

















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